UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2014

Commission file numbers:

SunGard Capital Corp. 000-53653

SunGard Capital Corp. II 000-53654

SunGard Data Systems Inc. 001-12989

SunGard® Capital Corp.

SunGard® Capital Corp. II

SunGard® Data Systems Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	20-3059890
Delaware	20-3060101
Delaware	51-0267091
(State or other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 14, 2014, SunGard Data Systems Inc. (the “Company”), SunGard AR Financing LLC, and certain subsidiaries of the Company, entered into an Amendment and Restatement Agreement (the “Restatement Agreement”) under its syndicated receivables facility with each of the financial institutions signatory thereto, as lenders, and General Electric Capital Corporation, as a lender, swing line lender and administrative agent (the “Receivables Facility”).

Among other things, the Restatement Agreement:

•	extends the maturity date of the Receivables Facility from December 19, 2017 to May 14, 2019;

•	reduces the applicable margin on the advances under the Receivables Facility from 3.50% for LIBOR advances and 2.50% for base rate advances to 3.00% and 2.00%, respectively;

•	reduces the aggregate commitments from $275 million to $200 million; and

•	modifies certain other terms.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Restatement Agreement, the Third Amended and Restated Credit and Security Agreement (which is Exhibit A to the Restatement Agreement), and the Amended and Restated Receivables Sales Agreement (which is Exhibit B to the Restatement Agreement), which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, and each of which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment and Restatement Agreement, dated as of May 14, 2014, by and among SunGard Data Systems Inc., as parent, SunGard AR Financing LLC, as borrower, certain subsidiaries of SunGard Data Systems Inc., as sellers, the financial institutions party thereto from time to time as lenders and General Electric Capital Corporation as a lender, swing line lender and administrative agent.

10.2	Third Amended and Restated Credit and Security Agreement, dated as of May 14, 2014, by and among SunGard AR Financing LLC, as borrower, the financial institutions party thereto from time to time as lenders and General Electric Capital Corporation as a lender, swing line lender and administrative agent (Exhibit A to Exhibit 10.1, Amendment and Restatement Agreement).

10.3	Amended and Restated Receivables Sales Agreement, dated as of May 14, 2014, by and among each of the persons signatory thereto from time to time as Sellers, SunGard AR Financing LLC as Buyer, and SunGard Data Systems Inc., as Seller Agent (Exhibit B to Exhibit 10.1, Amendment and Restatement Agreement).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunGard Capital Corp.
SunGard Capital Corp. II
SunGard Data Systems Inc.

May 19, 2014	By:	/s/ Victoria E. Silbey
Victoria E. Silbey
Senior Vice President, Legal & Chief Legal Officer